As filed with the Securities and Exchange Commission on March 14, 1997
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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                 FORM 8-K
                              CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Act of 1933

     Date of Report (Date of earliest event reported) March 14, 1997
                             ________________

                     SUBURBAN LODGES OF AMERICA, INC.
          (Exact name of Registrant as specified in its charter)

                     Georgia             0-28108          58-1781184
                 (State or other    (Commission File       (I.R.S.
                 jurisdiction of         Number)           Employer
                 incorporation)                         Identification
                                                           Number)

                                 1000 Parkwood Circle
                                      Suite 850
                               Atlanta, Georgia  30339
                                    (770) 951-9511
                 (Address, including zip code, and telephone number,
                    including area code, of registrant's principal
                                  executive offices)

                              Not Applicable
      (Former name or former address, if changed since last report)

Item 1.   Acquisitions or Dispositions of Assets.

        On February 28, 1997, the Company acquired four existing Suburban Lodge Hotels from Lodge Partners I Limited Partnership, Lodge Partners II Limited Partnership, Lodge Partners III Limited Partnership and Lodge Partners IV Limited Partnership (the "Selling Partnerships"), each of which was a Suburban Lodge franchisee. The aggregate purchase price was $23,000,000, including the assumption of mortgage and construction indebtedness. The acquisition was pursuant to a Purchase and Sale Agreement entered into on February 3, 1997, which contains customary representations, warranties, indemnities and non-compete agreements from the sellers and their partners.

        The Company paid the purchase price for these properties by paying off the existing mortgage and construction indebtedness on the properties in cash and by delivering approximately 556,000 shares to the partners of the Selling Partnerships and 46,000 shares to an escrow agent for purposes of partially securing the sellers' indemnity obligations. The escrow fund expires six months after the closing of the transaction. In connection with the transaction, the Company has granted the sellers both demand and incidental registration rights. The demand registration rights may be exercised at any time after June 30, 1997. The four facilities are all located within the metropolitan Atlanta area and all of them are open and operating.

Item 2.   Financial Statements and Exhibits.

        (a)    Financial statements of businesses acquired.

             The financial statements of the businesses acquired shall be filed by amendment not later than sixty days after the date that the initial report on Form 8-K with respect to this transaction must be filed.

        (b)  Pro forma financial information.

             The pro forma financial information required by this item shall be filed by amendment not later than sixty days after the date that the initial report on Form 8-K with respect to this transaction must be filed.

        (c)    Exhibits.

                  10.18 Purchase and Sale Agreement dated February 3, 1997, among the Registrant, Suburban Holdings LP and the Selling Partnerships.

                  10.19 Registration Rights Agreement dated February 28, 1997, among the Company and four shareholders.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   By: /s/ Dan J. Berman
                                         Name:  Dan J. Berman
                                         Title: Vice President - Franchising


Date: March 14, 1997

                          Exhibit Index


 Exhibit    Description
 No.
 10.18      Purchase and Sale Agreement dated February 3, 1997,
            among the Registrant, Suburban Holdings LP and the Selling Partnerships.

 10.19      Registration Rights Agreement dated February 28,
            1997, among the Company and four shareholders.